American National Bankshares Inc. and Subsidiary
Consolidated Balance Sheets
June 30, 2007 and 2006
(Dollars in thousands, except share data)
(Unaudited)

	2007	2006
ASSETS
Cash and due from banks	$21,735	$19,352
Interest bearing deposits in other banks	17,053	16,425

Securities available for sale, at fair value	121,083	157,636
Securities held to maturity	13,148	15,501
Total securities	134,231	173,137

Loans held for sale	2,306	1,005

Loans, net of unearned income	551,744	551,434
Less allowance for loan losses	(7,493)	(8,208)
Net loans	544,251	543,226

Bank premises and equipment, net	12,899	12,640
Goodwill	22,468	22,517
Core deposit intangibles, net	2,641	3,071
Accrued interest receivable and other assets	13,553	19,195
Total assets	$771,137	$810,568

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Demand deposits -- noninterest bearing	$107,206	$109,161
Demand deposits -- interest bearing	110,482	119,767
Money market deposits	50,749	48,111
Savings deposits	66,948	81,078
Time deposits	260,359	274,505
Total deposits	595,744	632,622

Repurchase agreements	43,615	43,667
FHLB borrowings	10,012	17,163
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	3,898	4,666
Total liabilities	673,888	718,737

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,145,617 shares outstanding at June 30, 2007 and
6,162,490 shares outstanding at June 30, 2006	6,146	6,162
Capital in excess of par value	26,422	26,353
Retained earnings	67,122	61,423
Accumulated other comprehensive income (loss), net	(2,441)	(2,107)
Total shareholders' equity	97,249	91,831
Total liabilities and shareholders' equity	$771,137	$810,568

American National Bankshares Inc. and Subsidiary
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30		June 30
	2007	2006	2007	2006
Interest Income:
Interest and fees on loans	$10,408	$10,089	$20,487	$17,045
Interest and dividends on securities:
Taxable	1,028	1,358	2,164	2,510
Tax-exempt	420	430	843	881
Dividends	82	78	171	135
Other interest income	168	191	339	423
Total interest income	12,106	12,146	24,004	20,994
Interest Expense:
Interest on deposits	3,860	3,538	7,643	5,845
Interest on repurchase agreements	449	335	875	644
Interest on trust preferred capital notes	344	320	687	320
Interest on other borrowings	170	242	376	455
Total interest expense	4,823	4,435	9,581	7,264
Net Interest Income	7,283	7,711	14,423	13,730
Provision for loan losses	-	354	303	480

Net Interest Income After Provision for Loan Losses	7,283	7,357	14,120	13,250

Noninterest Income:
Trust fees	924	885	1,803	1,640
Service charges on deposit accounts	625	737	1,247	1,308
Mortgage banking income	329	203	519	336
Brokerage fees	159	109	248	234
Other fees and commissions	198	183	398	367
Securities gains, net	64	17	89	38
Other	132	133	339	245
Total noninterest income	2,431	2,267	4,643	4,168
Noninterest Expense:
Salaries	2,514	2,527	4,904	4,511
Employee benefits	737	673	1,385	1,322
Occupancy and equipment	850	744	1,679	1,390
Bank franchise tax	165	170	333	310
Core deposit intangible amortization	95	134	189	173
Other	1,087	1,108	2,128	2,033
Total noninterest expense	5,448	5,356	10,618	9,739
Income Before Income Tax Provision	4,266	4,268	8,145	7,679
Income Tax Provision	1,235	1,266	2,410	2,271
Net Income	$3,031	$3,002	$5,735	$5,408

Net Income Per Common Share:
Basic	$0.49	$0.49	$0.93	$0.93
Diluted	$0.49	$0.48	$0.93	$0.93

Average Common Shares Outstanding:
Basic	6,150,216	6,172,522	6,153,496	5,805,287
Diluted	6,177,165	6,207,543	6,181,107	5,840,871

Financial Highlights
American National Bankshares Inc. and Subsidiary
(Dollars in thousands, except share and per share data)
(Unaudited)

	As of and for the						As of and for the
	Three Months Ended June 30						Six Months Ended June 30
	2007		2006		Change		2007		2006		Change
EARNINGS
Interest income	$12,106		$12,146		(0.3)%		$24,004		$20,994		14.3%
Interest expense	4,823		4,435		8.7		9,581		7,264		31.9
Net interest income	7,283		7,711		(5.6)		14,423		13,730		5.0
Provision for loan losses	-		354		(100.0)		303		480		(36.9)
Noninterest income	2,431		2,267		7.2		4,643		4,168		11.4
Noninterest expense	5,448		5,356		1.7		10,618		9,739		9.0
Income taxes	1,235		1,266		(2.4)		2,410		2,271		6.1
Net income	3,031		3,002		1.0		5,735		5,408		6.0

PER COMMON SHARE
Earnings per share - basic	$0.49		$0.49		0.0%		$0.93		$0.93		0.0%
Earnings per share - diluted	0.49		0.48		2.1		0.93		0.93		0.0
Cash dividends declared	0.23		0.22		4.5		0.45		0.43		4.7
Book value per share	15.82		14.90		6.2		15.82		14.90		6.2
Book value per share - tangible (a)	11.74		10.75		9.2		11.74		10.75		9.2
Closing market price	22.50		23.13		(2.7)		22.50		23.13		(2.7)

FINANCIAL RATIOS
Return on average assets	1.57%		1.48%		9	bp	1.48%		1.50%		(2	)bp
Return on average equity	12.47		13.38		(91)		11.89		13.32		(143)
Return on average tangible equity (b)	17.20		19.52		(232)		16.47		16.28		19
Average equity to average assets	12.61		11.07		154		12.45		11.25		120
Net interest margin (FTE)	4.26		4.24		2		4.19		4.19		0
Efficiency ratio	56.68		54.01		267		56.20		53.96		224

PERIOD END BALANCES
Securities	$134,231		$173,137		(22.5)%		$134,231		$173,137		(22.5)%
Loans held for sale	2,306		1,005		129.5		2,306		1,005		129.5
Loans, net of unearned income	551,744		551,434		0.1		551,744		551,434		0.1
Goodwill and other intangibles	25,109		25,588		(1.9)		25,109		25,588		(1.9)
Assets	771,137		810,568		(4.9)		771,137		810,568		(4.9)
Assets - tangible (a)	746,028		784,980		(5.0)		746,028		784,980		(5.0)
Deposits	595,744		632,622		(5.8)		595,744		632,622		(5.8)
Repurchase agreements	43,615		43,667		(0.1)		43,615		43,667		(0.1)
FHLB borrowings	10,012		17,163		(41.7)		10,012		17,163		(41.7)
Trust preferred capital notes	20,619		20,619		0.0		20,619		20,619		0.0
Shareholders' equity	97,249		91,831		5.9		97,249		91,831		5.9
Shareholders' equity - tangible (a)	72,140		66,243		8.9		72,140		66,243		8.9

AVERAGE BALANCES
Securities	$143,106		$183,393		(22.0)%		$150,004		$177,796		(15.6)%
Total loans	550,310		550,706		(0.1)		547,253		481,818		13.6
Interest earning assets	706,285		749,709		(5.8)		710,321		678,053		4.8
Goodwill and other intangibles	25,146		26,268		(4.3)		25,193		13,260		90.0
Assets	770,710		810,627		(4.9)		774,667		721,685		7.3
Assets - tangible (a)	745,564		784,359		(4.9)		749,474		708,425		5.8
Interest bearing deposits	487,322		525,889		(7.3)		490,546		469,624		4.5
Deposits	588,346		638,020		(7.8)		591,723		570,098		3.8
Repurchase agreements	46,032		41,594		10.7		46,142		40,772		13.2
Other borrowings	33,884		37,878		(10.5)		35,294		27,070		30.4
Shareholders' equity	97,183		89,729		8.3		96,434		81,194		18.8
Shareholders' equity - tangible (a)	72,037		63,461		13.5		71,241		67,934		4.9

CAPITAL
Average shares outstanding - basic	6,150,216		6,172,522		(0.4)%		6,153,496		5,805,287		6.0%
Average shares outstanding - diluted	6,177,165		6,207,543		(0.5)		6,181,107		5,840,871		5.8
Shares repurchased	12,700		17,300		(26.6)		24,300		31,200		(22.1)
Average price of shares repurchased	$22.66		$23.25		(2.5)		$22.89		$23.28		(1.7)

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,590		$6,164		23.1%		$7,264		$6,109		18.9%
Allowance acquired in merger	-		1,598		(100.0)		-		1,598		(100.0)
Provision for loan losses	-		354		(100.0)		303		480		(36.9)
Charge-offs	(155)		(75)		106.7		(204)		(226)		(9.7)
Recoveries	58		167		(65.3)		130		247		(47.4)
Ending balance	$7,493		$8,208		(8.7)		$7,493		$8,208		(8.7)

NONPERFORMING ASSETS
Nonperforming loans:
90 days past due	$-		$226		(100.0)%		$-		$226		(100.0)%
Nonaccrual	3,192		4,297		(25.7)		3,192		4,297		(25.7)
Foreclosed real estate	85		435		(80.5)		85		435		(80.5)
Nonperforming assets	$3,277		$4,958		(33.9)		$3,277		$4,958		(33.9)

ASSET QUALITY RATIOS
Net chargeoffs (recoveries) to average loans	0.07%		(0.07)%		14	bp	0.03%		(0.01)%		4	bp
Nonperforming assets to total assets (c)	0.42		0.61		(19)		0.42		0.61		(19)
Nonperforming loans to total loans (c)	0.58		0.82		(24)		0.58		0.82		(24)
Allowance for loan losses to total loans (c)	1.36		1.49		(13)		1.36		1.49		(13)
Allowance for loan losses to
nonperforming loans (c)	2.35	X	1.81	X	54		2.35	X	1.81	X	54

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Balance sheet amounts used in calculations are based on period end balances bp - Change is measured in basis points
FTE - Fully taxable equivalent basis

Net Interest Income Analysis
For the Three Months Ended June 30, 2007 and 2006
(in thousands, except yields and rates)
(Unaudited)

	Average Balance		Interest Income/Expense		Yield/Rate

	2007	2006	2007	2006	2007	2006
Loans:
Commercial	$91,852	$94,281	$1,819	$1,796	7.92%	7.62%
Real estate	448,024	442,307	8,364	7,967	7.47	7.20
Consumer	10,434	14,118	247	345	9.47	9.77
Total loans	550,310	550,706	10,430	10,108	7.58	7.34

Securities:
Federal agencies	68,991	104,464	748	1,035	4.34	3.96
Mortgage-backed & CMO's	20,501	21,333	247	245	4.82	4.59
State and municipal	45,623	46,296	628	640	5.51	5.53
Other	7,991	11,300	116	167	5.81	5.91
Total securities	143,106	183,393	1,739	2,087	4.86	4.55

Deposits in other banks	12,869	15,610	168	183	5.22	4.69

Total interest earning assets	706,285	749,709	12,337	12,378	6.99	6.60

Nonearning assets	64,425	60,918
Total assets	$770,710	$810,627

Deposits:
Demand	$111,064	$111,817	416	400	1.50	1.43
Money market	52,279	50,240	356	292	2.72	2.32
Savings	67,716	82,119	230	258	1.36	1.26
Time	256,263	281,713	2,858	2,588	4.46	3.67
Total deposits	487,322	525,889	3,860	3,538	3.17	2.69

Repurchase agreements	46,032	41,594	449	335	3.90	3.22
Other borrowings	33,884	37,878	514	562	6.07	5.93
Total interest bearing liabilities	567,238	605,361	4,823	4,435	3.40	2.93

Noninterest bearing demand deposits	101,024	112,131
Other liabilities	5,265	3,406
Shareholders' equity	97,183	89,729
Total liabilities and shareholders' equity	$770,710	$810,627

Interest rate spread					3.59%	3.67%
Net interest margin					4.26%	4.24%

Net interest income (taxable equivalent basis)			7,514	7,943
Less: Taxable equivalent adjustment			231	232
Net interest income			$7,283	$7,711

Net Interest Income Analysis
For the Six Months Ended June 30, 2007 and 2006
(in thousands, except yields and rates)
(Unaudited)

	Average Balance		Interest Income/Expense		Yield/Rate

	2007	2006	2007	2006	2007	2006
Loans:
Commercial	$90,415	$82,496	$3,512	$3,034	7.77%	7.36%
Real estate	446,448	387,129	16,529	13,475	7.40	6.96
Consumer	10,390	12,193	489	574	9.41	9.42
Total loans	547,253	481,818	20,530	17,083	7.50	7.09

Securities:
Federal agencies	75,587	97,342	1,605	1,842	4.25	3.78
Mortgage-backed & CMO's	20,253	21,478	488	490	4.82	4.56
State and municipal	45,792	46,854	1,262	1,313	5.51	5.60
Other	8,372	12,122	245	313	5.85	5.16
Total securities	150,004	177,796	3,600	3,958	4.80	4.45

Deposits in other banks	13,064	18,439	339	423	5.19	4.59

Total interest earning assets	710,321	678,053	24,469	21,464	6.89	6.33

Nonearning assets	64,346	43,632
Total assets	$774,667	$721,685

Deposits:
Demand	$110,592	$104,474	840	703	1.52	1.35
Money market	52,210	45,852	705	513	2.70	2.24
Savings	68,318	80,198	465	445	1.36	1.11
Time	259,426	239,100	5,633	4,184	4.34	3.50
Total deposits	490,546	469,624	7,643	5,845	3.12	2.49

Repurchase agreements	46,142	40,772	875	644	3.79	3.16
Other borrowings	35,294	27,070	1,063	775	6.02	5.73
Total interest bearing liabilities	571,982	537,466	9,581	7,264	3.35	2.70

Noninterest bearing demand deposits	101,177	100,474
Other liabilities	5,074	2,551
Shareholders' equity	96,434	81,194
Total liabilities and shareholder's equity	$774,667	$721,685

Interest rate spread					3.54%	3.63%
Net interest margin					4.19%	4.19%

Net interest income (taxable equivalent basis)			14,888	14,200
Less: Taxable equivalent adjustment			465	470
Net interest income			$14,423	$13,730